Aspiriant Trust

Aspiriant Risk-Managed Municipal Bond Fund

Supplement dated April 11, 2022 to the Prospectus dated July 1, 2021, as supplemented

This supplement updates information in the Prospectus for the Aspiriant Risk-Managed Municipal Bond Fund (the “Fund”) and should be read in conjunction with the Prospectus.

Effective April 11, 2022, MacKay Shields LLC (“MacKay Shields”) began serving as a sub-adviser for the Fund’s municipal investment grade strategy. Located at 1345 Avenue of the Americas, New York, New York 101054, MacKay Shields is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which in turn is a wholly-owned subsidiary of New York Life Insurance Company. As of December 31, 2021, MacKay Shields had approximately $163.6 billion in assets under management. For the services provided pursuant to its sub-advisory agreement, MacKay Shields is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to MacKay Shields by the Fund’s investment adviser out of the advisory fee it receives from the Fund. The Fund’s annual report dated March 31, 2022, will provide information regarding the basis of the Fund’s Board of Trustees’ approval of MacKay Shields’s sub-advisory agreement.

Below is information regarding the portfolio manager responsible for the day-to-day management of the assets of the Fund allocated to MacKay Shields:

Mr. Denlinger, CFA, is a Director and portfolio manager at MacKay Shields. He has been a portfolio manager of the Fund since April 2022. He joined MacKay Shields in 2019 and is currently a Director. Prior to joining MacKay Shields, Mr. Denlinger was an institutional municipal credit trader at Bank of America Merrill Lynch with a primary focus on taxable and healthcare securities. Prior to trading credit, he was a high grade municipal trader. Mr. Denlinger earned a Bachelor’s degree in Economics from Johns Hopkins University in 2014. He has been in the financial services industry since 2014. Mr. Denlinger holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Robert DiMella, CFA, is an Executive Managing Director of MacKay Shields, Co-Head of MacKay Municipal Managers. He has been a portfolio manager on the Fund since April 2022. Previously, he was the President and co-founder of Mariner Municipal Managers LLC (2007 to 2009). He has been a municipal portfolio manager since 1992, with a broad range of trading and portfolio management experience in the municipal markets. He was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock's merger with Merrill Lynch Investment Managers (MLIM), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. He was employed by Merrill Lynch from 1993 to 2006. He is a member of MacKay’s Senior Leadership Team. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelor’s Degree at the University of Connecticut. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Please retain this supplement for future reference.

Aspiriant Trust

Aspiriant Risk-Managed Municipal Bond Fund

Supplement dated April 11, 2022

to the Statement of Additional Information dated July 1, 2021, as supplemented

This supplement updates information in the Statement of Additional Information (“SAI”) for the Aspiriant Risk-Managed Municipal Bond Fund (the “Fund”) and should be read in conjunction with the SAI.

Effective April 11, 2022, MacKay Shields LLC (“MacKay Shields”) began serving as a sub-adviser to the Fund. MacKay Shields is a professional investment firm that provides investment services to prominent group of pension funds, government and financial institutions, family offices, high net worth individuals, endowments and foundations from across the globe. For the services provided pursuant to its sub-advisory agreement, MacKay Shields is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to MacKay Shields by the Fund’s investment adviser out of the advisory fee it receives from the Fund.

Other Accounts Managed. The portfolio managers responsible for the day-to-day management of the Fund are Michael Denlinger and Robert DiMella. In addition to managing assets of the Fund, Messrs. Denlinger and DiMella manage or advise other accounts on behalf of MacKay Shields. The table below provides information as of February 28, 2022, about the other accounts over which the portfolio manager has day-to-day investment responsibility.

Portfolio Manager	Total Accounts		Accounts With Performance- Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Michael Denlinger
Registered Investment Companies	14	$21,233	-	$-
Other Pooled Investment Vehicles	9	$12,013	2	$775
Other Accounts	78	$27,729	2	$711
Robert DiMella
Registered Investment Companies	17	$35,565	-	$-
Other Pooled Investment Vehicles	9	$12,013	2	$775
Other Accounts	78	$27,729	2	$711

Compensation. Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, ESG contributions, and contribution to the firm’s goals and objectives. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the results and success of the firm with the receipt of an award from the phantom equity plan. This approach instills a strong sense of commitment towards the overall success of the firm. MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

Material Conflicts of Interest. MacKay Shields’ does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and reasonably and no one client account will receive, over time, preferential treatment over another. MacKay Shields offers a variety of fixed income and equity strategies and solutions that clients can select depending on their investment objectives. We maintain independently managed investment strategy teams with their own distinct investment process. Certain investment teams consist of Portfolio Managers, Research Analysts, and Traders, while certain other investment teams share Research Analysts and/or Traders. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk. It is the investment team’s responsibility to determine whether aggregation is appropriate. For the avoidance of doubt, MacKay Shields will not aggregate transactions if it believes that such aggregation is inconsistent with its duty to seek best price and execution for its clients or is inconsistent with the terms of Mackay Shields’ investment advisory agreement with each client for which trades are being aggregated. Aggregated orders are typically allocated among accounts based upon an average price, with all other transactions costs, shared among the accounts on a fair and reasonable basis.

MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take positions that are counter to one another. As such, MacKay Shields may engage in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients. MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields’ clients may hold instruments that are senior or subordinated rights relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated. Additionally, MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

MacKay Shields offers many of its investment strategies through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds, and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines, and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interests, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted New York Life Investment Management Holdings LLC’s Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict.

MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

Additional material conflicts of interests are presented within Part 2A of MacKay Shields’ Form ADV.

Ownership of Fund Shares. Messrs. Denlinger and DiMella do not own any shares of the Fund.

Proxy Voting. Subject to the supervision of the Fund’s Board of Trustees, the Fund has delegated authority to vote proxies to its investment adviser, which has delegated such authority to the sub-advisers with respect to the assets of the Fund each manages.

MacKay Shields has adopted Proxy-Voting Policies and Procedures designed to make sure that where clients have delegated proxy-voting authority to MacKay Shields, proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. We currently use Institutional Shareholder Services, Inc. (“ISS”) to assist us in voting client securities. If the client appoints MacKay Shields as its proxy-voting agent, the client will be asked to specify whether its proxies should be voted in accordance with custom guidelines provided by the client or in accordance with standard guidelines adopted by MacKay Shields. Our standard guidelines follow ISS voting recommendations and standard guidelines will vary based on client type and/or investment strategy (e.g., union or non-union voting guidelines, or sustainability voting guidelines). For those clients who have given us voting authority, we instruct the client’s custodian to send all ballots to ISS and we instruct ISS which guidelines to follow.

Please retain this supplement for future reference.